NuScale Power Reports Third Quarter 2026 Results Third Quarter 2026 Highlights • NuScale progressed from development to physical production, signing an agreement with Doosan Enerbility for the fabrication of the most complex and foundational component of the NuScale Power Module™ (“NPM”), the upper reactor coolant system. • NuScale advanced its supply chain maturity through two additional milestones: deploying nuclear-specific artificial intelligence tools, developed with Nuclearn and NPX, across engineering and knowledge- management functions, and, together with MillenniTEK, fabricating first-of- a-kind reactor safety components for the NPMs. • NuScale continues to support its commercial partner, ENTRA1 Energy (“ENTRA1”), in their dialogue with the Tennessee Valley Authority (“TVA”) on the development of the largest commercial nuclear power deployment program in U.S. history. • NuScale maintained a strong liquidity position with $1.9 billion in cash, cash equivalents and short- and long-term investments to support immediate commercial readiness. CORVALLIS, Ore. – November 5, 2026 – NuScale Power Corporation (NYSE: SMR) (“NuScale”, “NuScale Power” or the “Company”), the industry-leading provider of proprietary and innovative advanced SMR nuclear technology, today announced results for the quarter ended September 30, 2026. “This was a significant quarter for NuScale as we progressed from development to physical production of our first commercial NuScale Power Module,” said John Hopkins, NuScale President and Chief Executive Officer. “Our contract with Doosan Enerbility to fabricate the upper reactor coolant system of the NPM moves our Nuclear Regulatory Commission-approved design into actual build and sets the foundation for all modules to follow. We also continued to deepen our global supply chain and ended the period with strong liquidity, giving us the flexibility to make the strategic investments needed to move toward full-scale production.” Liquidity & Capital Resources

• Ended the third quarter of 2026 with cash, cash equivalents, and short- and long- term investments of $1.9 billion. Financial Update • Revenue and cost of sales decreased by $8.0 million and $5.4 million, respectively, during the three months ended September 30, 2026, as compared to the same period in the prior year, primarily due to the revenue recognized in the prior year quarter from the work associated with Fluor’s Front-End Engineering and Design (“FEED”) Phase 2 engineering services in support of the RoPower project, which was completed in late 2025, with no comparable activity in 2026. • Research and development (“R&D”) expenses increased $7.0 million during the three months ended September 30, 2026, as compared to the three months ended September 30, 2025, primarily as a result of $6.7 million higher costs associated with the Company’s increased activities to advance the technological readiness and design maturity of our NPM components. • General and administrative (“G&A”) expenses decreased by $491.3 million during the three months ended September 30, 2026, as compared to the three months ended September 30, 2025. • Other expenses increased by $8.1 million during the three months ended September 30, 2026, as compared to the three months ended September 30, 2025, primarily due to (a) the Company’s engineers and project personnel working on fewer commercial projects than in the prior year, resulting in the lower allocation to Cost of sales described above and (b) higher other compensation costs incurred as we have ramped up the resources supporting supply chain readiness and the delivery of future commercial projects. • Investment income increased by $13.4 million during the three months ended September 30, 2026, as compared to the three months ended September 30, 2025, primarily as a result of the Company’s stronger cash position, higher interest rates and greater investments in cash equivalents, short-term investments and long-term investments. Conference Call

NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the call will be available by dialing +1 833-461-5787 with conference ID 330 196 832 or by visiting the Quarterly Results page of the Company’s website. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The NuScale Power Module™, the Company’s groundbreaking SMR technology, is a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its designs certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X, and YouTube. Forward Looking Statements This release contains forward-looking statements (including without limitation statements containing words such as "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to our strategic and operational plans, expectations (including regarding our market positioning, our progress toward deploying our technology, the RoPower plant, the market for nuclear energy and providing energy technology for communities around the world), future growth, and the outlook of our business. Actual results may differ materially as a result of a number of factors, including, among other things, the following: our status as a holding company; our ability to enter into binding contracts with customers to deliver NPMs; competition from other nuclear reactor technologies; delays in the development and manufacturing of NPMs and related technology; the possibility that we may incur losses in the future and may not be able to achieve or maintain profitability; the cost of electricity generated from nuclear sources or our NPMs may not be cost competitive; the market for SMRs is not yet established and may not achieve growth as expected; our dependence on our relationships with ENTRA1, Fluor and other strategic investors and partners; risks related to the Partnership Milestones Agreement entered into by NuScale Power, LLC and ENTRA1 on August 27, 2025; our supply base is constrained; our ability to manage our growth effectively; our need for additional funding in the future; manufacturing and construction issues; loss of government funding; the politically sensitive environment we are operating in and the public perception of nuclear energy; our dependence on senior management and other highly skilled personnel; our ability to obtain design approvals internationally; our customers’ ability to obtain required regulatory approvals on a timely basis or at all; compliance with environmental laws and evolving government laws and regulations; the impact of changing trade policies and new or increased tariffs; risks related to cybersecurity; changes in tax laws; our ability to protect our intellectual property; our limited number of authorized shares available for issuance; the price of our Class A common stock may be volatile; additional sales of our common stock or exercise of our options could result in dilution to our stockholders; we have and may in the future be subject to short selling strategies; NuScale Power, LLC being treated as a corporation for U.S. federal income tax or state tax purposes; and requirements under the Tax Receivable Agreement. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, our results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in Part II, Item 1A “Risk Factors” of the Form 10-Q for the quarter ended September 30, 2026. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update or revise any forward-looking statements.

NuScale Power Corporation Condensed Consolidated Balance Sheet (Unaudited) (in thousands, except share and per share amounts) September 30, 2026 December 31, 2025 ASSETS Current Assets Cash and cash equivalents $ 513,359 $ 836,417 Short-term investments 420,032 417,800 Restricted cash 5,150 5,100 Prepaid expenses 8,641 4,877 Accounts and other receivables, net (2025 - $5,452 from related party) 15,778 8,378 Total current assets 962,960 1,272,572 Property, plant and equipment, net 3,120 1,924 In-process research and development 16,900 16,900 Intangible assets, net 394 527 Goodwill 8,255 8,255 Long-lead material work in process 69,692 63,767 Investments 930,684 32,954 Other assets 28,035 15,613 Total Assets $ 2,020,040 $ 1,412,512 LIABILITIES AND EQUITY Current Liabilities Accounts payable and accrued expenses $ 26,720 $ 286,515 Accrued compensation 11,603 8,280 Other accrued liabilities 845 648 Deferred revenue 295 613 Total current liabilities 39,463 296,056 Noncurrent liabilities 5,846 2,570 Deferred revenue 336 335 Total Liabilities 45,645 298,961 Stockholders’ Equity Class A common stock, par value $0.0001 per share, 662,000,000 shares authorized, 410,541,392 and 318,480,601 shares outstanding as of September 30, 2026 and December 31, 2025, respectively 41 32 Class B common stock, par value $0.0001 per share, 179,000,000 shares authorized, 19,332,018 and 19,413,185 shares outstanding as of September 30, 2026 and December 31, 2025, respectively 2 2 Additional paid-in capital 2,892,114 1,901,678 Accumulated deficit (868,078) (732,871) Total Stockholders’ Equity Excluding Noncontrolling Interests 2,024,079 1,168,841 Noncontrolling interests (49,684) (55,290) Total Stockholders' Equity 1,974,395 1,113,551 Total Liabilities and Stockholders' Equity $ 2,020,040 $ 1,412,512

NuScale Power Corporation Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except share and per share amounts) 2026 2025 2026 2025 Revenue (2025 - $7,873 and $22,573 from related party) $ 281 $ 8,242 $ 921 $ 29,671 Cost of sales (148) (5,533) (919) (18,179) Gross Margin 133 2,709 2 11,492 Research and development expenses 18,007 11,054 49,241 31,987 General and administrative expenses 27,918 519,222 79,632 565,009 Other expenses 19,028 10,873 57,476 31,345 Loss From Operations (64,820) (538,440) (186,347) (616,849) Sponsored cost share — 33 4 117 Investment income 19,111 5,761 43,886 16,424 Loss Before Income Taxes (45,709) (532,646) (142,457) (600,308) Foreign income taxes — — — 342 Net Loss (45,709) (532,646) (142,457) (600,650) Net loss attributable to noncontrolling interests (2,056) (259,327) (7,250) (295,685) Net Loss Attributable to Class A Common Stockholders $ (43,653) $ (273,319) $ (135,207) $ (304,965) Loss per Share of Class A Common Stock: Basic and Diluted $ (0.11) $ (1.85) $ (0.37) $ (1.37) Weighted-Average Shares of Class A Common Stock Outstanding: Basic and Diluted 410,458,377 147,685,584 365,230,553 223,201,115

NuScale Power Corporation Condensed Consolidated Statements of Cash Flows (Unaudited) (in thousands) Nine Months Ended September 30, 2026 2025 OPERATING CASH FLOW Net Loss $ (142,457) $ (600,650) Adjustments to reconcile net loss to operating cash flow: Depreciation and amortization 984 911 Equity-based compensation expense 18,066 14,495 Disposal of property, plant and equipment — 46 Other changes in assets and liabilities: Prepaid expenses and other assets (7,075) (12,149) Accounts and other receivables (2025 - $1,531 from related party) (8,166) 5,916 Long-lead material work in process (5,925) (19,927) Long-lead material liability — (4) Accounts payable and accrued expenses (261,209) 354,072 Net change in right of use assets and lease liabilities 591 (156) Deferred revenue 449 169 Accrued compensation 3,324 1,371 Net Cash Used in Operating Activities (401,418) (255,906) INVESTING CASH FLOW Proceeds from sale of short-term investments 804,938 102,788 Proceeds from sale of investments 17,403 43,976 Purchase of short-term investments (747,592) (346,988) Purchase of investments (975,064) (105,967) Purchase of property, plant and equipment (2,047) (141) Net Cash Used in Investing Activities (902,362) (306,332) FINANCING CASH FLOW Proceeds from the issuance of common stock, net of issuance fees 984,475 562,370 Proceeds from exercise of common share options 760 5,897 Net Cash Provided by Financing Activities 985,235 568,267 Net Change in Cash, Cash Equivalents and Restricted Cash (318,545) 6,029 Cash, cash equivalents and restricted cash: Beginning of period 841,517 406,656 End of period $ 522,972 $ 412,685 Summary of Noncash Investing and Financing Activities: Investments that converted into short-term investments $ 59,115 $ — Plant, property and equipment in accounts payable — 380 Accrued foreign income tax withholding to noncontrolling interests — 416 Supplemental disclosures of cash flow information: Foreign income taxes paid $ — $ 1,600

Investor Contact Jennifer Hills, Vice President, Finance, NuScale Power ir@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com